Financial Investors Trust

American Freedom U.S. Government Money Market Fund

SUPPLEMENT DATED APRIL 16, 2010 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2009

On April 16, 2010, the Board of Trustees of the Financial Investors Trust authorized an orderly liquidation of the American Freedom U.S. Government Money Market Fund (the “Fund”).

Effective April 16, 2010, the Fund was closed to new investors in preparation for the liquidation.

The effective date of the Fund’s liquidation shall be on or before April 29, 2010 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.